SCHWAB FUNDS-Registered TradeMark-




                                     SCHWAB
                                    TAX-FREE
                                   BOND FUNDS



                                Semiannual Report
                                February 28, 1999

SCHWAB TAX-FREE BOND FUNDS

We're pleased to bring you this semiannual report for the following funds (the Funds) for the six-month period ended February 28, 1999:

  - Schwab Short/Intermediate Tax-Free Bond Fund

  - Schwab Long-Term Tax-Free Bond Fund

During the reporting period, the Funds continued to provide a high level of current income exempt from federal income taxes, consistent with the preservation of capital.(1) In addition to performance and portfolio information, this report contains information regarding dividends paid by the Funds during each fiscal year (or reporting period) since their inceptions.

The Schwab Short/Intermediate Tax-Free Bond Fund invests primarily in debt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average portfolio maturity of between two and five years for the portfolio.

The Schwab Long-Term Tax-Free Bond Fund invests primarily in debt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Under normal market conditions, the Fund seeks to maintain a dollar-weighted average portfolio maturity of 10 years or more for the portfolio.

(1) Income from the Funds may be subject to state and local taxes and to the federal alternative minimum tax (AMT).

CONTENTS

----------------------------------------------------
A Message from the Chairman                        1
----------------------------------------------------
What Every Bond Fund Investor Should Know          2
----------------------------------------------------
Market Overview                                    4
----------------------------------------------------
Schwab Short/Intermediate Tax-Free Bond
 Fund
  FUND PERFORMANCE                                 8
  PORTFOLIO SNAPSHOT                              10
----------------------------------------------------
Schwab Long-Term Tax-Free Bond Fund
  FUND PERFORMANCE                                12
  PORTFOLIO SNAPSHOT                              14
----------------------------------------------------
Dividends Paid                                    16
----------------------------------------------------
The Portfolio Management Team                     17
----------------------------------------------------
Fund Discussion                                   18
----------------------------------------------------
Glossary                                          20
----------------------------------------------------
Financial Statements and Notes                    23
----------------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

[PHOTO OMITTED]

Over the past six months, equity investors have been subject to sharp drops and big recoveries--sometimes within the same day. After enjoying near-perfect market conditions for the past several years, investors have had to adjust to significant economic and political developments, both here and abroad, that have contributed to rapid sentiment swings and market turbulence. These developments have been accentuated by the lingering expectation that stock prices are long overdue for a correction according to several traditional, widely followed indicators. In spite of this recent volatility, however, the markets continue to flourish, boosted by record low inflation, solid economic growth, low interest rates, a strong dollar and an influx of money from investors.

All of this serves to remind us that although the market's extreme ups and downs can be harrowing, they are a natural part of market dynamics. That's why we think it's a good time to reaffirm one of our primary investment principles:
Regardless of short-term market trends, our philosophy has always been that REGULAR INVESTING is the best strategy over the long term. And your investment in a bond fund may play an important role in your asset allocation. We've included some guidelines on the following pages that address some things you should know about bond funds. You might also find that more than one kind of bond fund may be appropriate for you, depending on your goals and financial situation. As always, feel free to contact us if you have any questions.

The support of investors like you has helped Charles Schwab Investment Management, Inc. (CSIM) become one of the largest and fastest-growing mutual fund families in the nation. CSIM now manages more than $87 billion in assets on behalf of more than 3.5 million SchwabFunds-Registered Trademark- shareholders. We offer a broad spectrum of 38 mutual funds for investors with varying financial situations and goals.

Thank you for your investment in SchwabFunds. We continue to do everything we can to warrant the trust you have placed in us.

Sincerely,
/s/ Charles R. Schwab

Charles R. Schwab
February 28, 1999

 YEAR 2000 ISSUES

  One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

  The investment adviser is taking steps to handle this issue. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. It is impossible to know in advance, however, exactly how this issue will affect fund administration, fund performance or securities markets in general.

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within one of the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future returns.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment experts who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds are ideal for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $1,000.

CONVENIENCE: Bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

LOW COSTS: By trading in large (institutional) blocks, funds can get much better execution, which can lower trading costs and increase total returns.

BOND INDEX FUNDS

Schwab's Bond Index Funds seek to track the total returns of broadly diversified bond indices. And because index funds generally have lower portfolio turnover and fewer transactions--and therefore lower trading costs--you could potentially realize higher returns.

In addition to some of the same benefits of equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices, bond index funds can also provide the added benefit of high-credit-quality investments. Schwab's Bond Index Funds are designed to maintain high-credit-quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; the remaining bonds in the indices are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill.(1) And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.

BOND FUNDS AT SCHWAB

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

BOND INDEX FUNDS

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short (1-5 Year) Government/ Corporate Index. This index represents the performance of U.S. government and corporate bonds that have average maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broad-based index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in securities issued by or on behalf of the state of California and its political subdivisions, agencies and instrumentalities, and seeks to maintain a dollar-weighted average maturity of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please call us toll free at 800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in our SchwabFunds.-Registered Trademark- In addition to our automated methods that allow you to invest or transfer money to your Schwab account on a regular basis, you can also invest through our Web site at WWW.SCHWAB.COM; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922; or in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

(1) Some investors may be subject to AMT; consult your tax advisor.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued its remarkable expansion with a strong real growth rate of 4.3% during 1998--a rate well in excess of the Federal Reserve's target range of 2.5% to 3.0%. The fourth-quarter growth rate of 6.0% marks the thirty-first consecutive quarter of positive growth--the longest peacetime expansion ever. Strong consumer spending leveraged by record domestic stock market levels and its associated wealth effect continued to provide momentum for this historic expansion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                REAL GDP GROWTH RATE
     QUARTERLY PERCENTAGE CHANGE (ANNUALIZED RATE)

Q1 1990                                           3.9%
Q2 1990                                           1.2%
Q3 1990                                          -1.9%
Q4 1990                                          -4.0%
Q1 1991                                          -2.1%
Q2 1991                                           1.8%
Q3 1991                                           1.0%
Q4 1991                                           1.0%
Q1 1992                                           4.7%
Q2 1992                                           2.5%
Q3 1992                                           3.0%
Q4 1992                                           4.3%
Q1 1993                                           0.1%
Q2 1993                                           2.0%
Q3 1993                                           2.1%
Q4 1993                                           5.3%
Q1 1994                                           3.0%
Q2 1994                                           4.7%
Q3 1994                                           1.8%
Q4 1994                                           3.6%
Q1 1995                                           1.7%
Q2 1995                                           0.4%
Q3 1995                                           3.3%
Q4 1995                                           2.8%
Q1 1996                                           3.3%
Q2 1996                                           6.1%
Q3 1996                                           2.1%
Q4 1996                                           4.2%
Q1 1997                                           4.2%
Q2 1997                                           4.0%
Q3 1997                                           4.2%
Q4 1997                                           3.0%
Q1 1998                                           5.5%
Q2 1998                                           1.8%
Q3 1998                                           3.7%
Q4 1998                                           6.0%
Source: BLOOMBERG L.P.


At the time of this writing, the consensus of most economists is that the U.S. economy appears poised for continued growth, albeit at a more moderate rate than in 1998. High levels of consumer confidence, low interest rates, rising real wages and strong gains in stock prices have been the principal factors contributing to this lengthy expansion. Although economic problems across the globe continue to be an ongoing area of concern for the U.S. economy, the effect of these problems thus far has been less severe than many originally predicted. Going forward, the behavior of domestic consumers in response to recent stock market volatility may also be a key determinant of whether the economy continues on its current course or softens in 1999.

UNEMPLOYMENT

After declining to 4.3% in December and January-- the lowest level in 28 years--the U.S. unemployment rate stood at 4.4% in February. Labor markets continue to be extremely tight as growth in the labor force has slowed, leading to some concern that wage increases may begin to put more pressure on labor costs (refer to Employment Cost Index below).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


 U.S. UNEMPLOYMENT RATE

Jan-90                             5.4%
Feb-90                             5.3%
Mar-90                             5.2%
Apr-90                             5.4%
May-90                             5.4%
Jun-90                             5.2%
Jul-90                             5.5%
Aug-90                             5.7%
Sep-90                             5.9%
Oct-90                             5.9%
Nov-90                             6.2%
Dec-90                             6.3%
Jan-91                             6.4%
Feb-91                             6.6%
Mar-91                             6.8%
Apr-91                             6.7%
May-91                             6.9%
Jun-91                             6.9%
Jul-91                             6.8%
Aug-91                             6.9%
Sep-91                             6.9%
Oct-91                             7.0%
Nov-91                             7.0%
Dec-91                             7.3%
Jan-92                             7.3%
Feb-92                             7.4%
Mar-92                             7.4%
Apr-92                             7.4%
May-92                             7.6%
Jun-92                             7.8%
Jul-92                             7.7%
Aug-92                             7.6%
Sep-92                             7.6%
Oct-92                             7.3%
Nov-92                             7.4%
Dec-92                             7.4%
Jan-93                             7.3%
Feb-93                             7.1%
Mar-93                             7.0%
Apr-93                             7.1%
May-93                             7.1%
Jun-93                             7.0%
Jul-93                             6.9%
Aug-93                             6.8%
Sep-93                             6.7%
Oct-93                             6.8%
Nov-93                             6.6%
Dec-93                             6.5%
Jan-94                             6.6%
Feb-94                             6.6%
Mar-94                             6.5%
Apr-94                             6.4%
May-94                             6.0%
Jun-94                             6.1%
Jul-94                             6.1%
Aug-94                             6.1%
Sep-94                             5.9%
Oct-94                             5.8%
Nov-94                             5.6%
Dec-94                             5.4%
Jan-95                             5.6%
Feb-95                             5.4%
Mar-95                             5.4%
Apr-95                             5.7%
May-95                             5.6%
Jun-95                             5.6%
Jul-95                             5.7%
Aug-95                             5.7%
Sep-95                             5.7%
Oct-95                             5.6%
Nov-95                             5.6%
Dec-95                             5.6%
Jan-96                             5.7%
Feb-96                             5.5%
Mar-96                             5.5%
Apr-96                             5.5%
May-96                             5.6%
Jun-96                             5.3%
Jul-96                             5.5%
Aug-96                             5.1%
Sep-96                             5.2%
Oct-96                             5.2%
Nov-96                             5.3%
Dec-96                             5.4%
Jan-97                             5.3%
Feb-97                             5.3%
Mar-97                             5.1%
Apr-97                             5.0%
May-97                             4.7%
Jun-97                             5.0%
Jul-97                             4.7%
Aug-97                             4.9%
Sep-97                             4.7%
Oct-97                             4.7%
Nov-97                             4.6%
Dec-97                             4.7%
Jan-98                             4.5%
Feb-98                             4.6%
Mar-98                             4.6%
Apr-98                             4.3%
May-98                             4.3%
Jun-98                             4.5%
Jul-98                             4.5%
Aug-98                             4.5%
Sep-98                             4.5%
Oct-98                             4.5%
Nov-98                             4.4%
Dec-98                             4.3%
Jan-99                             4.3%
Feb-99                             4.4%
SOURCE: BLOOMBERG L.P.


INFLATION

Price inflation remained remarkably well contained. The Consumer Price Index
(CPI) rose just 1.6% for the 12-month period ended February 28, 1999. Its core rate (which excludes the more volatile food and energy components) rose 2.1%. For all of 1998, overall producer prices fell 0.1% after dropping 1.2% in 1997, marking the first time that the index, which was created in 1947, has fallen for two consecutive years.

The Employment Cost Index (which measures inflation in wages, salaries and benefits) increased


3.4% for the year ended December 1998, its largest calendar-year increase since 1993.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


MEASURES OF INFLATION
                      QUARTERLY EMPLOYMENT            MONTHLY CONSUMER
                           COST INDEX                    PRICE INDEX

Jan-90                             5.5%                      5.2%
Feb-90                             5.5%                      5.3%
Mar-90                             5.5%                      5.2%
Apr-90                             5.4%                      4.7%
May-90                             5.4%                      4.4%
Jun-90                             5.4%                      4.7%
Jul-90                             5.2%                      4.8%
Aug-90                             5.2%                      5.6%
Sep-90                             5.2%                      6.2%
Oct-90                             4.9%                      6.3%
Nov-90                             4.9%                      6.3%
Dec-90                             4.9%                      6.1%
Jan-91                             4.6%                      5.7%
Feb-91                             4.6%                      5.3%
Mar-91                             4.6%                      4.9%
Apr-91                             4.6%                      4.9%
May-91                             4.6%                      5.0%
Jun-91                             4.6%                      4.7%
Jul-91                             4.3%                      4.4%
Aug-91                             4.3%                      3.8%
Sep-91                             4.3%                      3.4%
Oct-91                             4.3%                      2.9%
Nov-91                             4.3%                      3.0%
Dec-91                             4.3%                      3.1%
Jan-92                             4.0%                      2.6%
Feb-92                             4.0%                      2.8%
Mar-92                             4.0%                      3.2%
Apr-92                             3.6%                      3.2%
May-92                             3.6%                      3.0%
Jun-92                             3.6%                      3.1%
Jul-92                             3.5%                      3.2%
Aug-92                             3.5%                      3.1%
Sep-92                             3.5%                      3.0%
Oct-92                             3.5%                      3.2%
Nov-92                             3.5%                      3.0%
Dec-92                             3.5%                      2.9%
Jan-93                             3.5%                      3.3%
Feb-93                             3.5%                      3.2%
Mar-93                             3.5%                      3.1%
Apr-93                             3.6%                      3.2%
May-93                             3.6%                      3.2%
Jun-93                             3.6%                      3.0%
Jul-93                             3.6%                      2.8%
Aug-93                             3.6%                      2.8%
Sep-93                             3.6%                      2.7%
Oct-93                             3.5%                      2.8%
Nov-93                             3.5%                      2.7%
Dec-93                             3.5%                      2.7%
Jan-94                             3.2%                      2.5%
Feb-94                             3.2%                      2.5%
Mar-94                             3.2%                      2.5%
Apr-94                             3.2%                      2.4%
May-94                             3.2%                      2.3%
Jun-94                             3.2%                      2.5%
Jul-94                             3.2%                      2.8%
Aug-94                             3.2%                      2.9%
Sep-94                             3.2%                      3.0%
Oct-94                             3.0%                      2.6%
Nov-94                             3.0%                      2.7%
Dec-94                             3.0%                      2.7%
Jan-95                             2.9%                      2.8%
Feb-95                             2.9%                      2.9%
Mar-95                             2.9%                      2.9%
Apr-95                             2.9%                      3.1%
May-95                             2.9%                      3.2%
Jun-95                             2.9%                      3.0%
Jul-95                             2.7%                      2.8%
Aug-95                             2.7%                      2.6%
Sep-95                             2.7%                      2.5%
Oct-95                             2.7%                      2.8%
Nov-95                             2.7%                      2.6%
Dec-95                             2.7%                      2.5%
Jan-96                             2.8%                      2.7%
Feb-96                             2.8%                      2.7%
Mar-96                             2.8%                      2.8%
Apr-96                             2.9%                      2.9%
May-96                             2.9%                      2.9%
Jun-96                             2.9%                      2.8%
Jul-96                             2.8%                      3.0%
Aug-96                             2.8%                      2.9%
Sep-96                             2.8%                      3.0%
Oct-96                             2.9%                      3.0%
Nov-96                             2.9%                      3.3%
Dec-96                             2.9%                      3.3%
Jan-97                             2.9%                      3.0%
Feb-97                             2.9%                      3.0%
Mar-97                             2.9%                      2.8%
Apr-97                             2.8%                      2.5%
May-97                             2.8%                      2.2%
Jun-97                             2.8%                      2.3%
Jul-97                             3.0%                      2.2%
Aug-97                             3.0%                      2.2%
Sep-97                             3.0%                      2.2%
Oct-97                             3.3%                      2.1%
Nov-97                             3.3%                      1.8%
Dec-97                             3.3%                      1.7%
Jan-98                             3.3%                      1.6%
Feb-98                             3.3%                      1.4%
Mar-98                             3.3%                      1.4%
Apr-98                             3.5%                      1.4%
May-98                             3.5%                      1.7%
Jun-98                             3.5%                      1.7%
Jul-98                             3.5%                      1.7%
Aug-98                             3.7%                      1.6%
Sep-98                             3.7%                      1.5%
Oct-98                             3.4%                      1.5%
Nov-98                             3.4%                      1.5%
Dec-98                             3.4%                      1.6%
Jan-99                                                       1.7%
Feb-99                                                       1.6%
Source: Bloomberg L.P.

Although price inflation has been well contained, the combination of a tight labor market (as evidenced by low unemployment rates) and strong economic growth typically leads to inflationary pressures on wages and, ultimately, prices. In this environment, productivity growth becomes particularly important. Strong productivity gains allow companies to pay higher wages without raising prices. Non-farm productivity grew at an annualized rate of 2.2% in 1998, continuing a healthy trend that began in 1996.

ASSET CLASS PERFORMANCE

Following a sharp correction in July and August, the domestic equities market rallied strongly during the six-month reporting period ended February 28, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     TOTAL RETURN PERFORMANCE
    VALUE OF A HYPOTHETICAL $1
            INVESTMENT

                       MSCI-EAFE-REGISTERED           S&P 500-REGISTERED
                       TRADEMARK-(ND)INDEX             TRADEMARK INDEX

Aug-98                         $1.000                       $1.000
Sep-98                         $0.969                       $1.064
Oct-98                         $1.070                       $1.151
Nov-98                         $1.125                       $1.220
Dec-98                         $1.170                       $1.291
Jan-99                         $1.166                       $1.345
Feb-99                         $1.138                       $1.303


     TOTAL RETURN PERFORMANCE
    VALUE OF A HYPOTHETICAL $1
            INVESTMENT
                         RUSSELL 2000-REGISTERED    LEHMAN AGGREGATE
                           TRADEMARK INDEX             BOND INDEX

Aug-98                         $1.000                    $1.000
Sep-98                         $1.078                    $1.023
Oct-98                         $1.122                    $1.018
Nov-98                         $1.181                    $1.024
Dec-98                         $1.254                    $1.027
Jan-99                         $1.271                    $1.034
Feb-99                         $1.168                    $1.016


COMPILED BY CHARLES SCHWAB & CO., INC.

TOTAL RETURN ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The indices represent returns of specific market sectors during the reporting period and do not reflect the performance of any fund. Indices are unmanaged and, unlike a fund, do not reflect the payment of advisory fees and other expenses associated with an investment in a fund. Investors cannot invest in an index directly.

Large-cap domestic stocks, as represented by the S&P 500 Index, continued to be the strongest-performing asset class, achieving a total return of 30.3% for the six-month period. Within the S&P 500, the strongest performance was concentrated in the very largest stocks. Small-cap stocks, as represented by the Russell 2000 Index, also experienced a strong total return of 16.8%.

International stock returns were characterized by the markedly divergent performance between Asian markets, most of which languished, and European markets, most of which experienced healthy gains for the period. Combined, international stock returns, as represented by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI-EAFE) Index, experienced a positive total return of 13.8% for the six-month reporting period.

Reflecting the moderate rise in intermediate- and long-term interest rates, fixed income returns were generally weak for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 1.6% for the six-month reporting period.

U.S. EQUITY VALUATION

The price/earnings ratio (P/E) for the S&P 500 Index reached new record highs during the reporting period and ended the period at a lofty 32.5 times earnings. The P/E, also known as a multiple, is the price of a stock divided by its earnings per share and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures, such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


S&P 500 PRICE/EARNINGS RATIO

Jan-90                            14.37
Feb-90                            14.21
Mar-90                            14.77
Apr-90                            14.82
May-90                            15.84
Jun-90                            16.66
Jul-90                            16.65
Aug-90                            15.57
Sep-90                            14.90
Oct-90                            14.36
Nov-90                            14.59
Dec-90                            15.19
Jan-91                            14.95
Feb-91                            16.82
Mar-91                            17.48
Apr-91                            17.85
May-91                            17.92
Jun-91                            17.96
Jul-91                            18.07
Aug-91                            19.72
Sep-91                            19.88
Oct-91                            19.92
Nov-91                            21.02
Dec-91                            21.85
Jan-92                            23.35
Feb-92                            23.83
Mar-92                            25.45
Apr-92                            25.51
May-92                            25.71
Jun-92                            25.08
Jul-92                            25.61
Aug-92                            25.50
Sep-92                            24.37
Oct-92                            23.94
Nov-92                            24.08
Dec-92                            24.01
Jan-93                            24.20
Feb-93                            24.25
Mar-93                            24.22
Apr-93                            23.20
May-93                            23.21
Jun-93                            22.58
Jul-93                            22.52
Aug-93                            23.02
Sep-93                            23.74
Oct-93                            23.97
Nov-93                            22.55
Dec-93                            23.55
Jan-94                            22.98
Feb-94                            21.17
Mar-94                            20.34
Apr-94                            20.10
May-94                            20.16
Jun-94                            19.76
Jul-94                            18.64
Aug-94                            18.90
Sep-94                            18.26
Oct-94                            17.55
Nov-94                            16.58
Dec-94                            16.98
Jan-95                            16.23
Feb-95                            16.20
Mar-95                            16.50
Apr-95                            16.02
May-95                            16.43
Jun-95                            16.82
Jul-95                            16.55
Aug-95                            16.18
Sep-95                            16.86
Oct-95                            16.18
Nov-95                            17.14
Dec-95                            17.41
Jan-96                            18.11
Feb-96                            18.56
Mar-96                            18.94
Apr-96                            19.16
May-96                            19.48
Jun-96                            19.30
Jul-96                            18.31
Aug-96                            18.62
Sep-96                            19.75
Oct-96                            19.60
Nov-96                            21.05
Dec-96                            20.70
Jan-97                            20.55
Feb-97                            20.98
Mar-97                            19.87
Apr-97                            20.24
May-97                            21.43
Jun-97                            22.45
Jul-97                            23.92
Aug-97                            22.64
Sep-97                            24.00
Oct-97                            22.84
Nov-97                            24.02
Dec-97                            24.51
Jan-98                            24.99
Feb-98                            26.44
Mar-98                            27.76
Apr-98                            26.51
May-98                            26.12
Jun-98                            27.09
Jul-98                            26.78
Aug-98                            22.77
Sep-98                            24.23
Oct-98                            27.58
Nov-98                            30.14
Dec-98                            31.97
Jan-99                            33.73
Feb-99                            32.47
30-Year Average                   15.08
Source: BLOOMBERG L.P.

TREASURY YIELDS

During the first two months of the reporting period, Treasury yields continued to decline--a trend that began in the second quarter of 1997. This was largely a response to international economic problems as investors seeking a safe haven increased demand for U.S. Treasury securities and bid up prices, thereby decreasing Treasury bond yields. Other factors that contributed to favorable fixed income market conditions included the Federal Reserve's decision to leave rates unchanged throughout most of 1998, which was due in part to international market turbulence, and positive economic statistics. This showed strong growth coupled with contained inflation.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


    30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS

                   30-YEAR TREASURY  FIVE-YEAR TREASURY
                      BOND YIELD         NOTE YIELD

8/7/98                  5.63%               5.38%
8/14/98                 5.54%               5.33%
8/21/98                 5.43%               5.19%
8/28/98                 5.34%               4.90%
9/4/98                  5.29%               4.89%
9/11/98                 5.23%               4.65%
9/18/98                 5.15%               4.52%
9/25/98                 5.11%               4.37%
10/2/98                 4.84%               4.08%
10/9/98                 5.12%               4.46%
10/16/98                4.98%               4.04%
10/23/98                5.18%               4.30%
10/30/98                5.16%               4.23%
11/6/98                 5.39%               4.59%
11/13/98                5.25%               4.50%
11/20/98                5.22%               4.60%
11/27/98                5.16%               4.59%
12/4/98                 5.04%               4.39%
12/11/98                5.02%               4.39%
12/18/98                5.00%               4.36%
12/25/98                5.22%               4.71%
1/1/99                  5.10%               4.54%
1/8/99                  5.27%               4.73%
1/15/99                 5.11%               4.55%
1/22/99                 5.08%               4.52%
1/29/99                 5.09%               4.55%
2/5/99                  5.35%               4.86%
2/12/99                 5.42%               4.96%
2/19/99                 5.39%               4.99%
2/26/99                 5.58%               5.22%
SOURCE: BLOOMBERG L.P.

In an effort to provide liquidity to financial markets and shelter the U.S. economy from the impact of increasing weakness in foreign economies, the Federal Reserve cut short-term interest rates three times during September and October. At the time of this writing, the federal funds rate stands at 4.75%.

Toward the end of the reporting period, in response to both continued strong domestic economic growth and scaled-back concerns about the impact of international economic problems, Treasury yields reversed course, ending the period approximately 1% higher than their lows reached in October.

MUNICIPAL BOND YIELDS

As was the case with Treasury yields, municipal bond yields appeared to end their longer-term decline and settle into a trading range during the six-month reporting period.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


     30-YEAR AND FIVE-YEAR AAA GENERAL
                OBLIGATION
           MUNICIPAL BOND YIELDS
                                          BOND BUYER 40    FIVE-YEAR AAA GO
                                        MUNI BOND YIELDS   MUNI BOND YIELDS


8/29/97                                        5.30%             4.34%
9/5/97                                         5.26%             4.30%
9/12/97                                        5.23%             4.27%
9/19/97                                        5.15%             4.19%
9/26/97                                        5.15%             4.19%
10/3/97                                        5.13%             4.17%
10/10/97                                       5.21%             4.25%
10/17/97                                       5.25%             4.29%
10/24/97                                       5.20%             4.24%
10/31/97                                       5.12%             4.16%
11/7/97                                        5.15%             4.17%
11/14/97                                       5.14%             4.16%
11/21/97                                       5.15%             4.15%
11/28/97                                       5.17%             4.17%
12/5/97                                        5.11%             4.11%
12/12/97                                       5.01%             4.08%
12/19/97                                       4.98%             4.05%
12/26/97                                       4.98%             4.05%
1/2/98                                         4.96%             4.03%
1/9/98                                         4.87%             3.99%
1/16/98                                        4.83%             3.95%
1/23/98                                        4.93%             4.05%
1/30/98                                        4.92%             4.04%
2/6/98                                         4.93%             4.05%
2/13/98                                        4.89%             4.01%
2/20/98                                        4.89%             4.01%
2/27/98                                        4.96%             4.03%
3/6/98                                         5.04%             4.11%
3/13/98                                        5.04%             4.10%
3/20/98                                        5.01%             4.05%
3/27/98                                        5.04%             4.08%
4/3/98                                         5.00%             4.04%
4/10/98                                        5.03%             4.07%
4/17/98                                        5.04%             4.08%
4/24/98                                        5.10%             4.19%
5/1/98                                         5.13%             4.23%
5/8/98                                         5.11%             4.21%
5/15/98                                        5.09%             4.19%
5/22/98                                        5.03%             4.15%
5/29/98                                        4.97%             4.09%
6/5/98                                         4.96%             4.08%
6/12/98                                        4.92%             4.04%
6/19/98                                        4.94%             4.10%
6/26/98                                        4.94%             4.08%
7/3/98                                         4.93%             4.09%
7/10/98                                        4.93%             4.09%
7/17/98                                        5.00%             4.15%
7/24/98                                        4.98%             4.08%
7/31/98                                        4.97%             4.07%
8/7/98                                         4.94%             4.07%
8/14/98                                        4.93%             4.01%
8/21/98                                        4.88%             3.96%
8/28/98                                        4.86%             3.92%
9/4/98                                         5.15%             3.89%
9/11/98                                        5.13%             3.87%
9/18/98                                        5.10%             3.81%
9/25/98                                        5.09%             3.79%
10/2/98                                        4.97%             3.70%
10/9/98                                        5.12%             3.71%
10/16/98                                       5.05%             3.67%
10/23/98                                       5.14%             3.73%
10/30/98                                       5.13%             3.70%
11/6/98                                        5.18%             3.78%
11/13/98                                       5.14%             3.77%
11/20/98                                       5.12%             3.74%
11/27/98                                       5.11%             3.74%
12/4/98                                        5.11%             3.73%
12/11/98                                       5.10%             3.73%
12/18/98                                       5.13%             3.74%
12/25/98                                       5.20%             3.79%
1/1/99                                         5.16%             3.77%
1/8/99                                         5.20%             3.83%
1/15/99                                        5.17%             3.76%
1/22/99                                        5.14%             3.71%
1/29/99                                        5.09%             3.63%
2/5/99                                         5.15%             3.66%
2/12/99                                        5.15%             3.64%
2/19/99                                        5.15%             3.65%
2/26/99                                        5.17%             3.70%
Source: Bloomberg L.P.


The ratio of municipal-to-Treasury bond yields reached new highs during October. This was the result of strong investor demand for Treasury securities typically referred to as the "flight to quality." Later in the reporting period as investors' concerns over international economic problems subsided, this ratio backed off from its October highs. This reversal was most pronounced for shorter maturities (refer to the five-year ratio below). This was the result of strong retail investor demand. At the close of the reporting period, long-term municipal bond yields continued to be very attractive relative to Treasury yields.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RATIO OF MUNICIPAL BOND YIELDS
              TO
   TREASURY BOND YIELDS FOR
  30-YEAR AND FIVE-YEAR BONDS
                                 30-YEAR BOND YIELDS  FIVE-YEAR BOND YIELDS

8/29/97                                  80.2%               69.8%
9/5/97                                   79.2%               69.0%
9/12/97                                  79.4%               69.2%
9/19/97                                  80.7%               69.7%
9/26/97                                  80.8%               69.9%
10/3/97                                  81.6%               71.0%
10/10/97                                 81.0%               70.6%
10/17/97                                 81.5%               70.6%
10/24/97                                 82.9%               71.9%
10/31/97                                 83.3%               72.9%
11/7/97                                  83.6%               71.8%
11/14/97                                 84.1%               71.7%
11/21/97                                 85.4%               72.2%
11/28/97                                 85.5%               71.4%
12/5/97                                  84.0%               69.9%
12/12/97                                 84.5%               71.7%
12/19/97                                 84.1%               70.9%
12/26/97                                 84.4%               70.9%
1/2/98                                   84.9%               71.8%
1/9/98                                   85.0%               76.0%
1/16/98                                  83.1%               73.1%
1/23/98                                  82.6%               73.4%
1/30/98                                  84.8%               75.1%
2/6/98                                   83.3%               74.0%
2/13/98                                  83.6%               74.0%
2/20/98                                  83.3%               73.0%
2/27/98                                  83.8%               72.1%
3/6/98                                   83.7%               72.8%
3/13/98                                  85.5%               74.1%
3/20/98                                  85.1%               73.0%
3/27/98                                  84.6%               71.9%
4/3/98                                   86.3%               73.7%
4/10/98                                  85.5%               73.3%
4/17/98                                  85.8%               73.4%
4/24/98                                  85.8%               74.4%
5/1/98                                   86.5%               75.2%
5/8/98                                   85.5%               74.6%
5/15/98                                  85.2%               73.9%
5/22/98                                  85.3%               73.5%
5/29/98                                  85.7%               73.7%
6/5/98                                   85.7%               72.9%
6/12/98                                  86.9%               74.2%
6/19/98                                  87.1%               74.4%
6/26/98                                  87.7%               74.3%
7/3/98                                   88.1%               75.6%
7/10/98                                  87.6%               75.8%
7/17/98                                  87.0%               75.7%
7/24/98                                  87.6%               74.5%
7/31/98                                  87.0%               74.0%
8/7/98                                   87.7%               75.7%
8/14/98                                  89.0%               75.2%
8/21/98                                  89.8%               76.3%
8/28/98                                  91.0%               80.0%
9/4/98                                   97.4%               79.5%
9/11/98                                  98.1%               83.3%
9/18/98                                  99.1%               84.4%
9/25/98                                  99.6%               86.8%
10/2/98                                 102.7%               90.6%
10/9/98                                 100.1%               83.1%
10/16/98                                101.4%               90.8%
10/23/98                                 99.3%               86.7%
10/30/98                                 99.5%               87.4%
11/6/98                                  96.2%               82.3%
11/13/98                                 97.9%               83.7%
11/20/98                                 98.1%               81.4%
11/27/98                                 99.1%               81.4%
12/4/98                                 101.4%               85.0%
12/11/98                                101.5%               85.0%
12/18/98                                102.6%               85.7%
12/25/98                                 99.7%               80.5%
1/1/99                                  101.3%               83.0%
1/8/99                                   98.6%               80.9%
1/15/99                                 101.2%               82.6%
1/22/99                                 101.1%               82.1%
1/29/99                                 100.1%               79.8%
2/5/99                                   96.3%               75.3%
2/12/99                                  95.0%               73.3%
2/19/99                                  95.6%               73.1%
2/26/99                                  92.7%               70.9%
Source: Bloomberg L.P.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/28/99
                                                                     SINCE
                                 SIX                               INCEPTION
                              MONTHS(1)   ONE YEAR   FIVE YEARS    (4/21/93)
-----------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(2)             2.43%       4.85%       4.54%        4.57%
-----------------------------------------------------------------------------
Lehman Brothers Three-Year
Municipal Bond Index              2.65%       5.36%       5.15%        4.95%
-----------------------------------------------------------------------------



                                                                  30-DAY SEC
                                                                     YIELD
-----------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(2)                                                  3.47%
-----------------------------------------------------------------------------
Lehman Brothers Three-Year Municipal Bond Index                          N/A
-----------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/98. As of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns were 2.84%, 4.78%, 4.28% and 4.57%, respectively. The 30-day SEC yield as of 12/31/98 was 3.62%.(3)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the Fund's 30-day SEC yield as of 2/28/99 and the taxable-equivalent yield,(1) assuming a maximum federal income tax rate of 39.6%. Shareholder tax rates may be different.

                                                               TAXABLE-
                                                              EQUIVALENT
                                                  30-DAY      30-DAY SEC
                                                SEC YIELD        YIELD

---------------------------------------------------------------------------
Schwab Short/Intermediate Tax-Free Bond Fund      3.47%          5.75%
---------------------------------------------------------------------------

(1) Actual, not annualized, since period is less than one year.

(2) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 2/28/99, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 2.25%, 4.55%, 4.11% and 4.12%, respectively. The 30-day SEC yield as of 2/28/99 would have been 3.06%.

(3) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 2.76%, 4.42%, 3.84% and 4.10%, respectively. The 30-day SEC yield as of 12/31/98 would have been 3.18%.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

           SCHWAB SHORT/INTERMEDIATE         LEHMAN BROTHERS THREE-YEAR
             TAX-FREE BOND FUND                MUNICIPAL BOND INDEX

04/21/93            $10,000                            $10,000
04/30/93             $9,990                             $9,993
05/31/93            $10,038                            $10,020
06/30/93            $10,129                            $10,085
07/31/93            $10,151                            $10,090
08/31/93            $10,283                            $10,184
09/30/93            $10,344                            $10,228
10/31/93            $10,366                            $10,250
11/30/93            $10,326                            $10,237
12/31/93            $10,462                            $10,344
01/31/94            $10,567                            $10,428
02/28/94            $10,412                            $10,331
03/31/94            $10,218                            $10,206
04/30/94            $10,280                            $10,267
05/31/94            $10,323                            $10,315
06/30/94            $10,312                            $10,318
07/31/94            $10,407                            $10,403
08/31/94            $10,429                            $10,440
09/30/94            $10,377                            $10,414
10/31/94            $10,317                            $10,389
11/30/94            $10,245                            $10,370
12/31/94            $10,346                            $10,415
01/31/95            $10,445                            $10,501
02/28/95            $10,563                            $10,612
03/31/95            $10,655                            $10,707
04/30/95            $10,691                            $10,743
05/31/95            $10,881                            $10,908
06/30/95            $10,884                            $10,934
07/31/95            $10,987                            $11,050
08/31/95            $11,079                            $11,136
09/30/95            $11,115                            $11,167
10/31/95            $11,175                            $11,221
11/30/95            $11,255                            $11,293
12/31/95            $11,305                            $11,340
01/31/96            $11,383                            $11,429
02/29/96            $11,364                            $11,431
03/31/96            $11,313                            $11,403
04/30/96            $11,306                            $11,417
05/31/96            $11,312                            $11,427
06/30/96            $11,371                            $11,496
07/31/96            $11,443                            $11,559
08/31/96            $11,447                            $11,577
09/30/96            $11,519                            $11,647
10/31/96            $11,605                            $11,729
11/30/96            $11,712                            $11,838
12/31/96            $11,705                            $11,844
01/31/97            $11,742                            $11,896
02/28/97            $11,801                            $11,954
03/31/97            $11,737                            $11,892
04/30/97            $11,776                            $11,943
05/31/97            $11,876                            $12,040
06/30/97            $11,938                            $12,111
07/31/97            $12,096                            $12,255
08/31/97            $12,065                            $12,230
09/30/97            $12,141                            $12,319
10/31/97            $12,194                            $12,373
11/30/97            $12,222                            $12,409
12/31/97            $12,310                            $12,493
01/31/98            $12,384                            $12,575
02/28/98            $12,397                            $12,602
03/31/98            $12,417                            $12,622
04/30/98            $12,386                            $12,604
05/31/98            $12,502                            $12,722
06/30/98            $12,543                            $12,765
07/31/98            $12,574                            $12,811
08/31/98            $12,689                            $12,935
09/30/98            $12,793                            $13,018
10/31/98            $12,837                            $13,080
11/30/98            $12,862                            $13,112
12/31/98            $12,898                            $13,143
01/31/99            $13,022                            $13,263
02/28/99            $12,997                            $13,277

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Short/Intermediate Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers Three-Year Municipal Bond Index.

 THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

ASSETS

---------------------------------------------------------------------
Total net assets as of 2/28/98 (000s)                       $  60,739
---------------------------------------------------------------------
Total net assets as of 2/28/99 (000s)                       $  82,302
---------------------------------------------------------------------
Percentage growth over reporting period                           36%
---------------------------------------------------------------------

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab Short/Intermediate Tax-Free Bond Fund invests primarily in tax-exempt or municipal securities. The information below provides a snapshot of the Fund's characteristics as of 2/28/99, and is not indicative of its composition after that date. The terms used below are defined beginning on page 20. A complete list of the securities in the Fund's portfolio as of 2/28/99 is provided in the Schedule of Investments later in this report.

FUND FACTS


                                      SCHWAB
                                SHORT/INTERMEDIATE
                                TAX-FREE BOND FUND       PEER GROUP AVERAGE+
-------------------------------------------------------------------------------
Number of Issues                             55                     107
-------------------------------------------------------------------------------
30-Day SEC Yield                            3.47%                    2.55%
-------------------------------------------------------------------------------
Average Coupon                              5.21%                    5.75%
-------------------------------------------------------------------------------
Weighted Average Maturity                   4.15 years               4.70 years
-------------------------------------------------------------------------------
Average Quality                               AA                       AA
-------------------------------------------------------------------------------
Average Duration                            3.58 years               3.20 years
-------------------------------------------------------------------------------
Expense Ratio                               0.49%*                   0.83%
-------------------------------------------------------------------------------


* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

+ Source: Morningstar. This information is as of 2/28/99, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the Fund. The Peer Group Average is based on the 104 municipal short-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/28/99

                                                        PERCENTAGE OF
                                                            FUND
                          VALUE       PERCENTAGE OF      INVESTMENTS
MATURITY RANGE            (000S)    FUND INVESTMENTS    (CUMULATIVE)
----------------------------------------------------------------------
0 - 6 months            $    7,418           9.1%              9.1%
----------------------------------------------------------------------
7 - 36 months           $   28,313          34.8%             43.9%
----------------------------------------------------------------------
37 - 60 months          $   13,879          17.0%             60.9%
----------------------------------------------------------------------
More than
60 months               $   31,792          39.1%            100.0%
----------------------------------------------------------------------



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/28/99



WEIGHTED AVERAGE MATURITY

                             -Average Credit
Short   Medium       Long        Quality-
           X                       High
                                  Medium
                                   Low


(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the Fund's portfolio as of 2/28/99, and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the Fund's weighted average maturity and the average credit quality of its portfolio. The Fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 20. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(2)
                                 as of 2/28/99

Municipal bonds                             91.5%
Variable-rate obligations                    8.4%
Temporary investments                        0.1%



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
                                 as of 2/28/99

AAA                         61.7%
AA                          19.7%
A                            9.9%
BBB                          2.5%
Short-term rating only       3.7%
Not rated                    2.5%


The charts above illustrate the composition of the Fund's portfolio as of 2/28/99, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities.

(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

LARGEST STATE CONCENTRATIONS
% OF TOTAL NET ASSETS

----------------------------------------------------------------
New York                                                    9.4%
----------------------------------------------------------------
Washington                                                  6.7%
----------------------------------------------------------------
South Carolina                                              6.4%
----------------------------------------------------------------
California                                                  5.8%
----------------------------------------------------------------
Kentucky                                                    5.8%
----------------------------------------------------------------

----------------------------------------------------------------
District of Columbia                                        5.1%
----------------------------------------------------------------
Nebraska                                                    5.0%
----------------------------------------------------------------
Ohio                                                        4.7%
----------------------------------------------------------------
Missouri                                                    4.3%
----------------------------------------------------------------
Arizona                                                     4.2%
----------------------------------------------------------------

SCHWAB LONG-TERM TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 2/28/99
                                                                         SINCE
                                       SIX                             INCEPTION
                                    MONTHS(1)   ONE YEAR   FIVE YEARS  (9/11/92)

--------------------------------------------------------------------------------
SCHWAB LONG-TERM
TAX-FREE BOND FUND(2)                 1.96%       5.79%       6.39%      6.87%
--------------------------------------------------------------------------------
Lehman Brothers General
Obligation Municipal Bond Index       2.62%       6.15%       6.71%      6.97%
--------------------------------------------------------------------------------


                                                              30-DAY SEC
                                                                 YIELD
------------------------------------------------------------------------
SCHWAB LONG-TERM TAX-FREE BOND FUND(2)                             4.48%
------------------------------------------------------------------------
Lehman Brothers General Obligation Municipal Bond Index              N/A
------------------------------------------------------------------------


National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 12/31/98. As of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns were 3.29%, 6.16%, 5.93% and 6.97%, respectively. The 30-day SEC yield as of 12/31/98 was 4.64%.(3)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the Fund's 30-day SEC yield as of 2/28/99 and the taxable-equivalent yield,(1) assuming a maximum federal income tax rate of 39.6%. Shareholder tax rates may be different.

                                                             TAXABLE-
                                                            EQUIVALENT
                                                30-DAY      30-DAY SEC
                                              SEC YIELD        YIELD
-------------------------------------------------------------------------
Schwab Long-Term Tax-Free Bond Fund             4.48%          7.42%
-------------------------------------------------------------------------

(1) Actual, not annualized, since period is less than one year.

(2) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 2/28/99, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 1.79%, 5.46%, 5.94% and 6.33%, respectively. The 30-day SEC yield as of 2/28/99 would have been 4.11%.

(3) A portion of the Fund's expenses was reduced during the reporting period. Without such reductions, as of 12/31/98, the Fund's six-month, one-year, five-year and since-inception average annual total returns would have been 3.18%, 5.78%, 5.48% and 6.43%, respectively. The 30-day SEC yield as of 12/31/98 would have been 4.26%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     LEHMAN BROTHERS GENERAL
               SCHWAB LONG-TERM     OBLIGATION MUNICIPAL BOND
              TAX-FREE BOND FUND            INDEX

09/11/92              $10,000               $10,000
09/30/92               $9,867                $9,923
10/31/92               $9,515                $9,826
11/30/92               $9,912               $10,002
12/31/92              $10,092               $10,104
01/31/93              $10,240               $10,221
02/28/93              $10,682               $10,591
03/31/93              $10,484               $10,479
04/30/93              $10,632               $10,585
05/31/93              $10,690               $10,644
06/30/93              $10,883               $10,822
07/31/93              $10,879               $10,836
08/31/93              $11,157               $11,062
09/30/93              $11,298               $11,188
10/31/93              $11,315               $11,209
11/30/93              $11,201               $11,111
12/31/93              $11,465               $11,345
01/31/94              $11,588               $11,475
02/28/94              $11,274               $11,177
03/31/94              $10,791               $10,722
04/30/94              $10,858               $10,813
05/31/94              $10,970               $10,907
06/30/94              $10,870               $10,840
07/31/94              $11,085               $11,044
08/31/94              $11,109               $11,083
09/30/94              $10,921               $10,920
10/31/94              $10,657               $10,726
11/30/94              $10,381               $10,532
12/31/94              $10,658               $10,764
01/31/95              $11,050               $11,072
02/28/95              $11,381               $11,394
03/31/95              $11,514               $11,524
04/30/95              $11,483               $11,538
05/31/95              $11,918               $11,906
06/30/95              $11,735               $11,802
07/31/95              $11,836               $11,914
08/31/95              $11,971               $12,065
09/30/95              $12,056               $12,141
10/31/95              $12,250               $12,317
11/30/95              $12,443               $12,521
12/31/95              $12,591               $12,642
01/31/96              $12,640               $12,738
02/29/96              $12,520               $12,651
03/31/96              $12,366               $12,489
04/30/96              $12,319               $12,454
05/31/96              $12,311               $12,449
06/30/96              $12,484               $12,585
07/31/96              $12,599               $12,699
08/31/96              $12,553               $12,697
09/30/96              $12,780               $12,875
10/31/96              $12,948               $13,020
11/30/96              $13,188               $13,258
12/31/96              $13,117               $13,203
01/31/97              $13,097               $13,228
02/28/97              $13,223               $13,350
03/31/97              $12,987               $13,172
04/30/97              $13,146               $13,283
05/31/97              $13,358               $13,482
06/30/97              $13,502               $13,626
07/31/97              $13,933               $14,004
08/31/97              $13,728               $13,872
09/30/97              $13,927               $14,037
10/31/97              $14,025               $14,127
11/30/97              $14,146               $14,210
12/31/97              $14,408               $14,418
01/31/98              $14,556               $14,566
02/28/98              $14,529               $14,571
03/31/98              $14,565               $14,584
04/30/98              $14,488               $14,518
05/31/98              $14,750               $14,747
06/30/98              $14,806               $14,805
07/31/98              $14,853               $14,842
08/31/98              $15,074               $15,072
09/30/98              $15,252               $15,260
10/31/98              $15,228               $15,260
11/30/98              $15,282               $15,314
12/31/98              $15,292               $15,352
01/31/99              $15,471               $15,535
02/28/99              $15,369               $15,466


The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Long-Term Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers General Obligation Municipal Bond Index.

 THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the Fund. Investors cannot invest in an index directly.

ASSETS

---------------------------------------------------------------
Total net assets as of 2/28/98 (000s)                 $  55,625
---------------------------------------------------------------
Total net assets as of 2/28/99 (000s)                 $  96,558
---------------------------------------------------------------
Percentage growth over reporting period                     74%
---------------------------------------------------------------

SCHWAB LONG-TERM TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab Long-Term Tax-Free Bond Fund invests primarily in tax-exempt or municipal securities. The information below provides a snapshot of the Fund's characteristics as of 2/28/99, and is not indicative of its composition after that date. The terms used below are defined beginning on page 20. A complete list of the securities in the Fund's portfolio as of 2/28/99 is provided in the Schedule of Investments later in this report.

FUND FACTS

                              SCHWAB LONG-TERM
                             TAX-FREE BOND FUND        PEER GROUP AVERAGE+
-----------------------------------------------------------------------
Number of Issues                       62                     149
-----------------------------------------------------------------------
30-Day SEC Yield                        4.48%                3.14%
-----------------------------------------------------------------------
Average Coupon                          5.27%                5.88%
-----------------------------------------------------------------------
Weighted Average Maturity              19.35 years          16.60 years
-----------------------------------------------------------------------
Average Quality                          AAA                   AA
-----------------------------------------------------------------------
Average Duration                        9.12 years           7.80 years
-----------------------------------------------------------------------
Expense Ratio                           0.49%*               1.12%
-----------------------------------------------------------------------


* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

+ Source: Morningstar. This information is as of 2/28/99, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the Fund. The Peer Group Average is based on the 296 municipal national long-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 2/28/99

                                                        PERCENTAGE
                                         PERCENTAGE       OF FUND
                              VALUE        OF FUND      INVESTMENTS
MATURITY RANGE                (000S)     INVESTMENTS   (CUMULATIVE)
--------------------------------------------------------------------
0 - 1 year                  $    5,104          4.9%           4.9%
--------------------------------------------------------------------
2 - 10 years                $    7,412          7.2%          12.1%
--------------------------------------------------------------------
11 - 20 years               $   43,583         42.2%          54.3%
--------------------------------------------------------------------
21 - 30 years               $   47,242         45.7%         100.0%
--------------------------------------------------------------------
More than
30 years                             0          0.0%         100.0%
--------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                 INVESTMENT STYLE BOX(1)
                                      AS OF 2/28/99


WEIGHTED AVERAGE MATURITY

                           -Average Credit
Short     Medium    Long          Quality-
                      X               High
                                    Medium
                                       Low


(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the Fund's portfolio as of 2/28/99 and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the Fund's weighted average maturity and the average credit quality of its portfolio. The Fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 20. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     PORTFOLIO COMPOSITION AS A PERCENTAGE
                             OF FUND INVESTMENTS(2)
                                 as of 2/28/99



Municipal bonds                             95.1%
Variable-rate obligations                    4.9%



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   PORTFOLIO COMPOSITION BY CREDIT QUALITY(3)
                                 as of 2/28/99

AAA            70.9%
AA             24.3%
A               4.8%

The charts above illustrate the composition of the Fund's portfolio as of 2/28/99, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities.

(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

LARGEST STATE CONCENTRATIONS
% OF TOTAL NET ASSETS

----------------------------------------------------------------
Texas                                                      14.1%
----------------------------------------------------------------
New York                                                   12.1%
----------------------------------------------------------------
Pennsylvania                                               10.6%
----------------------------------------------------------------
Michigan                                                    8.3%
----------------------------------------------------------------
California                                                  7.9%
----------------------------------------------------------------

----------------------------------------------------------------
Illinois                                                    7.5%
----------------------------------------------------------------
Washington                                                  6.2%
----------------------------------------------------------------
Massachusetts                                               6.0%
----------------------------------------------------------------
District of Columbia                                        3.3%
----------------------------------------------------------------
Alaska                                                      3.1%
----------------------------------------------------------------

DIVIDENDS PAID

During the reporting period, the Funds continued to provide a high level of current income exempt from federal income taxes, consistent with the preservation of capital.(1) The chart below illustrates the income dividends on a per-share basis paid by each Fund during each fiscal year or reporting period since inception.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                DIVIDENDS PAID BY THE SCHWAB TAX-FREE BOND FUNDS


INCOME DIVIDENDS PER SHARE
FISCAL YEAR
                          Schwab Short/Intermediate         Schwab Long-Term
                          Tax-Free Bond Fund                Tax-Free Bond Fund
1992*                                                                    $0.17
1993**                                       $0.13                       $0.36
1994+                                        $0.37                       $0.52
1995+                                        $0.40                       $0.53
1996+                                        $0.41                       $0.52
1997+                                        $0.41                       $0.53
1998+++                                      $0.42                       $0.53
1999(TRIANGLE)                               $0.198                      $0.244


   * Period from the Fund's inception on 9/11/92 through 12/31/92.

  ** Period from the Fund's inception on 4/21/93 through 8/31/93 for Schwab
     Short/Intermediate Tax-Free Bond Fund and for the eight-month period ended 8/31/93 for Schwab Long-Term Tax-Free Bond Fund.

  +  For the one-year period ended 8/31 for both Funds.

  ++ The Schwab Long-Term Tax-Free Bond Fund paid short- and long-term capital gains of $0.04 and $0.02, respectively, on 12/31/98.

 TRIANGLE  For the six-month period ended 2/28/99 for both Funds.

  (1) Income from the Funds may be subject to state and local taxes and to AMT.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD--senior vice president and chief investment officer, has overall responsibility for the management of each Fund's portfolio. Steve joined CSIM as vice president and portfolio manager in April 1991 and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was vice president and portfolio manager at Federated Investors.

JOANNE LARKIN--vice president and senior portfolio manager, has had primary responsibility for the dayto-day management of each Fund's portfolio since their inceptions. Joanne joined CSIM as portfolio manager in February 1992 and was promoted to her current position in December 1996. Prior to joining CSIM, Joanne was portfolio manager for the Shearson Lehman California Municipal Bond Fund and
E. F. Hutton's Municipal Cash Reserve Management.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. WHAT IS YOUR VIEW OF THE MUNICIPAL BOND ENVIRONMENT?

A. At the beginning of the reporting period, securities markets faced volatile conditions due to the Asian economic crisis, the political scandal in Washington and the instability of other countries' economies such as Brazil and Russia. These events caused widespread turmoil in global equity markets. The result of the turmoil initially increased demand for U.S. Treasury securities, which led to higher prices and lower yields in the Treasury market. During the rally in the Treasury market, investors overlooked municipal securities, which had become extremely attractive relative to Treasury securities. Additionally, the relatively low volatility in the municipal market has provided a safe haven for investors during these turbulent times. The combination of these factors attracted crossover buyers to the municipal market.

Crossover buyers are those who continually seek out the most competitively priced sector of the fixed-income market, which in this case is the municipal market. Once they locate that sector, the crossover buyers reallocate their assets accordingly. Crossover buyers are seeking to maximize their returns by selling their municipal bond positions at some point in the future when Treasury security prices become relatively more attractive.

During 1998 we saw record supply in the municipal market due to the low interest rate environment. Because of the low interest rate environment, we saw many municipalities refinance their outstanding long-term debt, which added supply to the municipal market. The increased supply helped the yields on municipal securities stay very attractive relative to Treasuries. In fact, the ratio of the 30-year Treasury-to-municipal security yields reached historic levels when it went as high as 103% on October 5, 1998.

Let's take a look at some of the other numbers:(1)

- Municipal security supply was up approximately 38% in 1998 from the previous year.

- During 1998 the yield on municipal securities averaged approximately 92% of Treasury yields.

- Since July the yield on municipal securities averaged approximately 96% of Treasury yields.

- At the end of the reporting period, municipal securities traded at approximately 92% of Treasury yields.

For comparison purposes, in 1997 the yield on municipal securities averaged 84% of Treasury yields. This is a more typical spread, based on historical data.

Q. HOW DID THE FUNDS PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A. Both Funds achieved positive total returns for the period, derived predominantly from dividend income, with changes in Funds' net asset values
(NAVs) playing a relatively minor role.

The SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND achieved a total return of 2.43% for the six-month reporting period ended February 28, 1999. The return came from a combination of dividend income of 1.94% and an increase in the Fund's NAV of 0.49%. The NAV increase was a result of the Fund's declining

(1) Source: Bond Buyer
yield, which fell from 3.71% at the beginning of the period to 3.47% at the end of the period.

The SCHWAB LONG-TERM TAX-FREE BOND FUND achieved a total return of 1.96% for the six-month reporting period ended February 28, 1999. The return came from a combination of dividend income of 2.69% and a decrease in the Fund's NAV of 0.73%. The NAV decrease was a result of the abundance of municipal securities in the market, which caused the value of the portfolio securities to decline.

Q. HOW WERE THE FUNDS MANAGED DURING THE REPORTING PERIOD? WERE ANY CHANGES MADE TO THE PORTFOLIO?

A. We continued to maintain a portfolio of high-quality securities (primarily AAA and AA) during the reporting period. We feel that this is an appropriate strategy for the Funds given the current market environment. Because there is very little yield advantage associated with lower-rated securities, we simply do not feel that investors are being adequately compensated for the higher credit risk. In both Funds we continue to approach the markets cautiously, carefully watching economic indicators and monitoring Federal Reserve Bank communications regarding its target for short-term interest rates.

Reflecting our cautious outlook for the markets, the SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a relatively narrow range from approximately 3.49 to 4.48 years. The Fund's weighted average maturity at the end of the reporting period was 4.15 years, up from 3.56 years at the beginning of the period.

The SCHWAB LONG-TERM TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a range from approximately 16.47 to 19.35 years. The Fund's weighted average maturity at the end of the reporting period was 19.35 years, up from 18.07 years at the beginning of the period.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT)--A federal tax designed to help ensure that at least a minimum amount of income tax is paid by high- income corporate and non-corporate taxpayers (including estates and trusts) who reap large tax savings by making generous use of certain tax deductions and exemptions. The AMT functions as a recapture mechanism, reclaiming some of the tax breaks primarily available to high-income taxpayers, who without the AMT might be able to escape taxation entirely.


BOND--A bond can be thought of as a loan agreement in which the bondholder lends a set amount of money to a corporation, government agency or municipality and expects to be repaid with interest. Although bonds are loans and contain no rights of ownership, they do embody a legally enforceable promise to repay.

CALL--The right of bonds issuer to redeem a bond before its stated maturity date. Bonds can be called for many reasons, but a call typically occurs when interest rates drop and issuers are able to obtain lower interest rates to finance their debts.

CALL PROTECTION--When managers seek call protection, they're looking for bonds whose issuers cannot redeem them before their stated maturities, or who cannot redeem them until a far-off date. Such bonds protect yield but are subject to interest rate sensitivity.

COUPON--The coupon rate is the annual rate of interest on the bond's face value that the issuer agrees to pay the holder until maturity. The coupon is established at the time of issue and is determined by the then prevailing level of interest rates in the marketplace. AVERAGE COUPON is the average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

CREDIT RATINGS--Bonds are generally rated by one or both of the two major credit rating agencies accepted in the industry: Moody's Investor Service and the Standard & Poor's Corporation. They assign ratings based on the issuer's ability to make the scheduled interest and principal payments. These ratings are reviewed periodically and may be revised at any time.

MOODY'S     S&P       DESCRIPTION
--------------------------------------------------------------
INVESTMENT GRADE
Aaa        AAA        Strongest capacity to pay interest and
                      repay principal

Aa         AA         Very strong capacity to pay interest and
                      repay principal

A          A          Strong capacity to pay interest and
                      repay principal

Baa        BBB        Adequate capacity to pay interest and
                      repay principal

BELOW INVESTMENT GRADE

Ba         BB         Lowest degree of speculation with
                      respect to capacity to pay interest and
                      repay principal

B          B          Greater vulnerability to default but
                      currently has the capacity to meet
                      interest and principal payment

Caa        CCC        Currently vulnerable to default--
                      dependent on favorable conditions

Ca         CC         Highly speculative

C          C          Highest degree of speculation-- no
                      interest is paid

-          D          In payment default

CREDIT RISK--The risk that an issuer of a debt security or a borrower may default on its obligation.

DIVIDEND--The portion of a company's earnings paid to investors on a per-share basis.

DURATION--The common objective behind the different definitions of DURATION is to measure the price sensitivity--and therefore market risk--of a fixed income security to changes in its yield.

EXPENSE RATIO--Amount, expressed as a percentage of total investment, that shareholders pay annually for mutual fund operating expenses and management fees.

GENERAL OBLIGATION BONDS (GOs)--General obligation bonds are backed by a pledge of the issuer's full faith and credit with the timely payment of principal and interest secured by the taxing power of the issuer.

INTEREST--Compensation, usually paid semiannually, to bondholders by the issuer. Usually expressed as an annual percentage rate.

INTEREST RATE RISK--Risk associated with fluctuations of bond prices in response to the general movement of interest rates and to changes in investor perceptions of government monetary policy and economic data.

MARKET RISK--The possibility that the actual return of an investment will be less than what's expected.

MATURITY--The maturity of a security is the date the issuer makes the final payment to the security holder. WEIGHTED AVERAGE MATURITY is the average length of time until the bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

MORTGAGE-BACKED SECURITIES--Represent an ownership interest in mortgage loans made by financial institutions to finance the borrower's purchase of a home or other real estate. The most basic mortgage securities, known as PASS-THROUGHs, or participation certificates, represent a direct ownership interest in a trust composed of a pool of mortgage loans. The majority of mortgage securities are issued and/or guaranteed by the Government National Mortgage Association (Ginnie
Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

MUNICIPAL BONDS--Debt obligations of states, cities, towns, municipalities, municipal authorities and governmental entities. They are issued to build schools, tunnels and bridges or to finance infrastructure repairs or improvements. The interest earned typically is free of federal income taxes and, in some cases, also may be free of state and/or local income taxes if purchased by residents of the issuing state. Income for some investors may be subject to AMT.

PREPAYMENT RISK--When interest rates are falling, many homeowners will refinance their mortgages to take advantage of the new lower rates. As a result, when interest rates decline, prepayments of mortgage-backed securities accelerate beyond the initial pricing assumptions, which causes the average life and maturity of the security to shorten.

REINVESTMENT RISK--The risk that a bondholder may be able to reinvest only at a lower rate than originally planned. If yields fall, his reinvestment income and, consequently, his total return from holding the bond will fall relative to the original yield. Conversely, if yields rise, total return will also rise.

REVENUE BONDS--Bonds with interest that is payable from a specific source of revenue. They are generally issued to finance public projects such as bridges, tunnels and water treatment facilities. The interest payments on a revenue bond are typically derived from the revenues produced by the facility.

TAXABLE-EQUIVALENT YIELD--The yield needed on a taxable investment in order to match the return offered on a tax-exempt investment. This calculation is an important resource for determining which investments--taxable or tax-exempt--would yield more. The taxable-equivalent yield calculation can determine which investment offers the best return when all taxes--federal, state and local--are taken into consideration.

TOTAL RETURN--The sum of interest, plus capital gains (or losses).

YIELD--The income generated by an investment, expressed as a percentage of its price. Yield is only a measure of income and does not take into account the appreciation (or depreciation) of a bond's value.

YIELD TO MATURITY--The overall rate of return an investor would receive if the securities in a fund's portfolio were held to their maturity dates.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1999 (Unaudited)

                                                             Par        Value
                                                           --------    --------
MUNICIPAL BONDS -- 90.5% (a)
ALABAMA -- 1.3%
Birmingham, Alabama Special Care
  Facilities Hospital Finance Authority RB
  (Daughters of Charity National Health
  System - St. Vincent's Hospital &
  Providence) Series 1995
   7.00%, 11/01/01                                         $  1,000    $  1,091
                                                                       --------
ARIZONA -- 4.2%
Maricopa County,  Arizona Unified School
  District No. 93 (Cave Creek Project)
  Series 1997A (e)
   5.00%, 07/01/03                                            2,325       2,441
Phoenix, Arizona Civic Improvement
  Corp. RB (Senior Lien Airport Project)
   5.00%, 07/01/04                                            1,000       1,048
                                                                        -------
                                                                          3,489
                                                                        -------
CALIFORNIA -- 2.5%
Alameda, California Public Financing
  Authority RB
   4.95%, 09/02/07                                            2,065       2,075
                                                                        -------
COLORADO -- 3.8%
Grand Junction, Colorado IDRB (Dayton
  Hudson Corp. Project)
   5.25%, 05/01/03                                            2,000       2,077
Superior, Colorado Metropolitan Revenue
  Refunding Bonds (District No. 2) (e)
   4.63%, 12/01/13                                            1,000       1,013
                                                                        -------
                                                                          3,090
                                                                        -------
DISTRICT OF COLUMBIA -- 5.1% (e)
Washington, DC Convention Center
  Authority Dedicated Tax Senior Lien RB
   5.00%, 10/01/06                                            4,000       4,225
                                                                        -------
FLORIDA -- 1.6% (e)
Orange County, Florida COP Series A
   4.80%, 08/01/02                                            1,300       1,349
                                                                        -------
GEORGIA -- 2.6%
Georgia Private Colleges & University
  Facilities Authority RB (Emory
  University Project) Series 1992C
   6.00%, 10/01/05                                            2,000       2,172
                                                                        -------

                                                             Par        Value
                                                           --------    --------
ILLINOIS -- 1.4%
Illinois Health Facility Authority RB
  (OSF Healthcare System) Series 1993
   5.13%, 11/15/00                                         $  1,145    $  1,175
                                                                        -------
INDIANA -- 1.4% (e)
Monroe County, Indiana Industrial
  Hospital Authority Revenue Refunding
  Bonds (Bloomington Hospital Project)
   4.60%, 05/01/04                                            1,105       1,135
                                                                        -------
IOWA -- 2.7% (e)
Black Hawk County, Iowa Hospital
  Facilities RB (Allen Memorial Hospital)
  Series 1990
   7.38%, 02/01/01                                            2,000       2,182
                                                                        -------
KENTUCKY -- 5.8%
Carrollton & Henderson, Kentucky
  Public Energy Authority Gas RB
  Series 1998B (e)
   4.25%, 01/01/08                                            2,000       1,995
Kentucky Housing Corp. RB Series 1993B (e)
   4.45%, 07/01/00                                            1,000       1,011
Kentucky State Property & Buildings
  Commission Revenue Refunding Bonds
  (Project 55)
   4.15%, 09/01/99                                            1,735       1,745
                                                                        -------
                                                                          4,751
                                                                        -------
LOUISIANA -- 2.0% (e)
New Orleans, Louisiana RB Series B
   4.50%, 12/01/05                                            1,600       1,648
                                                                        -------
MASSACHUSETTS -- 3.8% (e)
Massachusetts Municipal Wholesale
  Electric Co. Power Supply Systems RB
  Series 1992E
   5.50%, 07/01/00                                            2,000       2,057
Massachusetts State Water Reserves
  Authority RB Series A
   5.00%, 08/01/05                                            1,000       1,058
                                                                        -------
                                                                          3,115
                                                                        -------

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
February 28, 1999 (Unaudited)

                                                             Par        Value
                                                           --------    --------
MICHIGAN -- 3.1% (e)
Detroit, Michigan City School District GO
  Series 1998B
   5.00%, 05/01/04                                         $  1,390    $  1,460
Michigan State Hospital Finance
  Authority RB (McLaren Obligated Group)
   7.00%, 09/15/00                                            1,000       1,075
                                                                        -------
                                                                          2,535
                                                                        -------
MINNESOTA -- 3.8% (e)
Minneapolis, Minnesota Community
  Development Agency Tax Increment RB
   7.00%, 09/01/00                                            1,000       1,055
Minnesota State HFA Rental Housing RB
  Series D
   4.80%, 08/01/01                                            2,060       2,099
                                                                        -------
                                                                          3,154
                                                                        -------
MISSISSIPPI -- 2.5% (e)
Mississippi Hospital Equipment &
  Facilities Authority Revenue Refunding
  Bonds (Mississippi Baptist Medical Center)
   5.25%, 05/01/01                                            2,000       2,073
                                                                         -------
MISSOURI -- 4.3%
Missouri Rural Water Finance Corp.
  (Public Construction Project) Series 1998
   4.50%, 11/15/99                                            3,000       3,028
Missouri State Environmental
  Improvement & Energy Resources
   Water Pollution Control RB (State
  Revolving Fund Program) Series 1992A
   5.80%, 07/01/99                                              500         505
                                                                        -------
                                                                          3,533
                                                                        -------
NEBRASKA -- 5.0% (e)
Nebraska Public Energy Agency Gas
  Supply RB (Nebraska Public Gas Agency
  Project) Series 1998C
   4.00%, 09/01/07                                            2,000       1,980
Nebraska Public Power District RB Series A
   5.25%, 01/01/05                                            2,000       2,135
                                                                        -------
                                                                          4,115
                                                                        -------

                                                             Par        Value
                                                           --------    --------
NEW YORK -- 7.5%
Franklin County, New York GO (e)
   4.25%, 11/01/06                                         $    715    $    725
New York City, New York GO Series L
   5.10%, 08/01/02                                              800         834
New York City, New York Municipal
  Assistance Corp. RB Series L
   5.50%, 07/01/03                                            2,000       2,135
New York City, New York Transitional
  Finance Authority RB Series B
   5.25%, 11/15/04                                            1,300       1,397
New York State Urban Development
  Corp. RB (Correctional Facilities
  Service Contract) Series 1998A
   5.00%, 01/01/05                                            1,000       1,045
                                                                        -------
                                                                          6,136
                                                                        -------
OHIO -- 4.7% (e)
Ohio State Public Facilities Commission
  Higher Education Capital Facilities RB
  Series II-A
   4.38%, 11/01/00                                            1,750       1,783
Ohio State Public Facilities Commission
  Higher Education Capital Facilities RB
  Series II-B
   5.00%, 11/01/01                                            2,000       2,077
                                                                        -------
                                                                          3,860
                                                                        -------
PENNSYLVANIA -- 1.4% (e)
Pennsylvania State IDA RB (Economic
  Development Project)
   7.00%, 07/01/07                                            1,000       1,185
                                                                         -------
SOUTH CAROLINA -- 6.4%
Charleston County, South Carolina RB
  (Care Alliance Health Services)
  Series 1999A (e)
   4.25%, 08/15/07                                            3,000       3,019
Charleston, South Carolina Public
  Facilities COP (Public Improvement
  Project) Series 1993 (e)
   4.30%, 09/01/00                                            1,085       1,102
Greenville, South Carolina Hospital
  Facilities Revenue Refunding Bonds
  Series 1993C
   5.00%, 05/01/00                                            1,090       1,112
                                                                        -------
                                                                          5,233
                                                                        -------

                                                             Par        Value
                                                           --------    --------
TENNESSE -- 3.2% (e)
Knox County, Tennessee Health &
  Education Hospital Facilities RB
  (Fort Sanders Alliance) Series 1990C
   7.00%, 01/01/00                                         $  2,500    $  2,629
                                                                        -------
TEXAS -- 1.2%
Houston, Texas GO Refunding Bonds
  Series 1995A
   5.30%, 03/01/01                                            1,000       1,017
                                                                         -------
WASHINGTON -- 6.7%
Port of Seattle, Washington Passenger
  Facilities RB Series 1998B (e)
   5.00%, 12/01/07                                            1,395       1,466
Port of Seattle, Washington RB
  Series 1998B (e)
   5.50%, 09/01/02                                            2,775       2,928
Washington State GO Refunding Bonds
  Series 1991 R-92 B
   6.30%, 09/01/02                                            1,000       1,073
                                                                        -------
                                                                          5,467
                                                                        -------
WISCONSIN -- 2.5%
Wisconsin State Health & Educational
  Facilities Authority RB (Aurora Medical
  Group Inc. Project) Series 1996 (e)
   4.90%, 11/15/02                                            1,000       1,043
Wisconsin State Health & Educational
  Facilities Authority RB
  (Carroll College Inc. Project)
   4.80%, 10/01/06                                            1,000       1,011
                                                                        -------
                                                                          2,054
                                                                        -------
TOTAL MUNICIPAL BONDS
  (Cost $73,093)                                                         74,488
                                                                        -------
VARIABLE RATE OBLIGATIONS -- 8.3% (b) (e)
CALIFORNIA -- 3.3%
California Health Facilities Finance
  Authority RB (Adventist Hospital Health)
  Series 1998A
   3.10%, 03/01/99                                              200         200
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986A
   3.55%, 03/01/99                                              500         500

                                                             Par        Value
                                                           --------    --------
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986B
   3.55%, 03/01/99                                         $  1,000    $  1,000
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986C
   3.55%, 03/01/99                                              300         300
California Pollution Control Financing
  Authority Revenue Refunding Bonds
  (Pacific Gas & Electric) Series 1996F
   3.10%, 03/01/99                                              100         100
Irvine Ranch, California Water District
  Consolidated Revenue Refunding Bonds
  Series 1993A
   3.00%, 03/01/99                                              600         600
                                                                        -------
                                                                          2,700
                                                                        -------
NEW MEXICO -- 2.7%
Farmington, New Mexico Pollution
  Control Revenue Refunding Bonds
  (Arizona Public Service Company)
  Series 1994B
   3.20%, 03/01/99                                            2,200       2,200
                                                                        -------
NEW YORK -- 1.9%
Long Island, New York Power Authority
  Electrical System Subordinated RB
  Series 5
   3.20%, 03/01/99                                            1,600       1,600
                                                                        -------
WYOMING -- 0.4%
Uinta County, Wyoming Pollution
  Control RB (Chevron USA Inc. Project)
  Series 1993
   3.20%, 03/01/99                                              300         300
                                                                        -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $6,800)                                                           6,800
                                                                        -------

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
February 28, 1999 (Unaudited)

                                                            Shares      Value
                                                           --------    --------
TEMPORARY INVESTMENTS -- 0.1% (c)
Provident Institutional Funds -
   Muni Fund Portfolio
    4.51%                                                       114     $   114
                                                                        -------
TOTAL TEMPORARY INVESTMENTS
  (Cost $114)                                                               114
                                                                        -------
TOTAL INVESTMENTS -- 98.9%
  (Cost $80,007)                                                         81,402
                                                                        -------
OTHER ASSETS AND LIABILITIES-- 1.1%
   Other assets                                                           1,497
   Liabilities                                                             (597)
                                                                        -------
                                                                            900
                                                                        -------
TOTAL NET ASSETS-- 100.0%                                               $82,302
                                                                        =======

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands)
February 28, 1999 (Unaudited)

                                                             Par        Value
                                                           --------    --------
MUNICIPAL BONDS -- 101.7% (a)
ALASKA -- 2.1%
Valdez, Alaska Marine Terminal Revenue
  Refunding Bonds (BP Pipeline Project)
  Series 1993B
   5.50%, 10/01/28                                         $  2,000    $  2,035
                                                                       --------
ARIZONA -- 2.4% (e)
Maricopa County, Arizona Alhambra
  Elementary School District 68 School
  Improvement GO Refunding Bonds
  Series 1994A
   6.80%, 07/01/12                                            2,000       2,300
                                                                       --------
CALIFORNIA -- 6.9% (e)
Oxnard, California COP
   4.75%, 06/01/19                                            1,000         962
San Mateo County, California Authority
  Lease RB (Capital Projects)
  Series 1999A
   4.75%, 07/15/23                                            3,000       2,888
Santa Clara County, California Financing
  Authority Lease RB (VMC Facility
  Replacement Project) Series 1994A
   7.75%, 11/15/10                                            1,000       1,310
Santa Clara County, California Financing
  Authority Lease Revenue Refunding
  Bonds Series A
   5.00%, 11/15/17                                            1,500       1,509
                                                                       ---------
                                                                          6,669
                                                                       ---------
COLORADO -- 2.0% (e)
 Colorado State Public Highway Authority
 RB (E-470) Series 1997A
   5.00%, 09/01/26                                            2,000       1,955
                                                                       --------
DISTRICT OF COLUMBIA -- 3.2% (e)
Washington D.C. Convention Center
  Authority Dedicated Tax Senior Lien RB
   5.25%, 10/01/12                                            3,000       3,146
                                                                       --------
FLORIDA -- 2.4% (e)
Hillsborough County, Florida Aviation
  Authority RB (Tampa International
  Airport) Series 1996B
   5.88%, 10/01/23                                            1,250       1,359


                                                             Par        Value
                                                           --------    --------
Tallahassee, Florida Energy System
  Revenue Refunding Bonds Series 1998A
   4.75%, 10/01/21                                         $  1,000    $    960
                                                                       --------
                                                                          2,319
                                                                       --------
ILLINOIS -- 7.5%
Chicago, Illinois Park District GO
  Series 1999B (d) (e)
   4.75%, 01/01/26                                            2,750       2,575
Illinois Health Facilities Authority
  Revenue Refunding Bonds (Northwestern
  Medical Faculty Foundation) (e)
   5.13%, 11/15/28                                            3,500       3,425
Illinois State Toll Highway Authority
  Priority RB Series 1992A
   6.38%, 01/01/15                                            1,100       1,221
                                                                        -------
                                                                          7,221
                                                                        -------
IOWA -- 0.7% (e)
Cedar Rapids, Iowa Hospital Facilities RB
  (St. Luke's Methodist Project)
  Series 1993
   6.13%, 08/15/13                                              600         669
                                                                        -------
KENTUCKY -- 3.1% (e)
Carrollton & Henderson, Kentucky Public
  Energy Authority Gas RB Series 1998B
   4.25%, 01/01/08                                            2,000       1,995
Jefferson County, Kentucky Health
  Facilities RB (University Medical
  Center Project)
   5.25%, 07/01/22                                            1,000       1,016
                                                                        -------
                                                                          3,011
                                                                        -------
LOUISIANA -- 1.1% (e)
New Orleans, Louisiana GO Refunding
  Bonds Series B
   5.00%, 12/01/12                                            1,000       1,034
                                                                        -------
MARYLAND -- 1.5%
Baltimore, Maryland Revenue Refunding
  Bonds (Water Project) Series 1998A (e)
   5.00%, 07/01/18                                            1,000       1,001
Maryland State Department of Housing
  & Community Development RB Series 1996A
   5.88%, 07/01/16                                              400         421
                                                                        -------
                                                                          1,422
                                                                        -------

SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
February 28, 1999 (Unaudited)

                                                             Par        Value
                                                           --------    --------
MASSACHUSETTS -- 6.0%
Massachusetts State HFA M/F Residential
  Housing RB Series 1989A
   7.80%, 08/01/22                                         $    800    $    828
Massachusetts State Industrial Financing
  Agency RB (Suffolk University) (e)
   5.25%, 07/01/27                                            2,000       2,013
Massachusetts State Port Authority RB
  Series 1998D
   5.00%, 07/01/28                                            3,000       2,925
                                                                       --------
                                                                          5,766
                                                                       --------
MICHIGAN -- 8.3% (e)
Detroit, Michigan City School District GO
  Series 1998B
   5.00%, 05/01/17                                            5,000       4,969
Eastern Michigan University Board of
  Regents RB
   5.50%, 06/01/17                                            2,000       2,105
Wayne Charter County, Michigan
  Airport RB (Detroit Airport) Series 1998A
   5.00%, 12/01/19                                            1,000         970
                                                                       --------
                                                                          8,044
                                                                       --------
MISSISSIPPI -- 2.4% (e)
Mississippi Hospital Equipment &
  Facilities Authority RB (Mississippi
  Baptist Medical Center)
   6.00%, 05/01/13                                            2,150       2,365
                                                                       --------
NEBRASKA -- 3.1% (e)
Nebraska Public Energy Agency Gas
  Supply RB (Nebraska Public Gas Agency
  Project) Series 1998C
   4.00%, 09/01/07                                            3,000       2,970
                                                                      ---------
NEW YORK -- 10.2%
Long Island, New York Power Authority
  Electric System RB Series 1998A (e)
   5.13%, 12/01/22                                            1,500       1,507
New York City, New York Municipal Finance
  Authority Water & Sewer System RB
  Series 1997A
   5.13%, 06/15/21                                            2,500       2,484
New York City, New York Transitional
  Finance Authority Future Tax RB
  Series 1999B (d)
   4.75%, 11/01/23                                            4,000       3,815

                                                             Par        Value
                                                           --------    --------
New York State GO Refunding Bonds
  Series 1996A
   5.30%, 07/15/15                                         $  2,000    $  2,063
                                                                       --------
                                                                          9,869
                                                                       --------
NORTH CAROLINA -- 2.1%
North Carolina Medical Care Community
  Health Care Facilities RB (Carolina Medi
  Corp. Project)
   5.25%, 05/01/21                                            2,000       2,000
                                                                       --------
PENNSYLVANIA -- 10.6%
Pennsylvania State Higher Education
  Facilities Authority RB (University of
  Pennsylvania Health Services)
  Series 1996A
   5.75%, 01/01/17                                            2,000       2,100
Pennsylvania Turnpike Commission Oil
  Franchise Tax RB Series 1998A (e)
   4.75%, 12/01/27                                            3,000       2,850
Philadelphia, Pennsylvania GO (e)
   4.75%, 03/15/17                                            2,500       2,419
Pittsburgh, Pennsylvania Water & Sewer
  Authority RB Series B (e)
   5.75%, 09/01/25                                            1,250       1,381
Seneca Valley, Pennsylvania School
  District GO Refunding Bonds Series AA (e)
   5.15%, 02/15/20                                            1,500       1,506
                                                                       --------
                                                                         10,256
                                                                       --------
RHODE ISLAND -- 1.1%
Rhode Island Housing & Mortgage
  Finance Corp. Homeownership
  Opportunity RB Series 10A
   6.50%, 10/01/22                                            1,000       1,055
                                                                       --------
TEXAS -- 13.6%
Austin, Texas Utilities System Revenue
  Refunding Bonds (e)
   5.13%, 11/15/16                                            3,000       3,026
Brazos River, Texas River Authority RB
  (Houston Industries Project) (e)
   5.13%, 05/01/19                                            1,750       1,754
Conroe, Texas Independent School
  District GO Refunding Bonds (e)
   5.25%, 02/15/21                                            1,000       1,010

                                                             Par        Value
                                                           --------    --------
Elgin, Texas Independent School
  District GO Refunding Bonds (e)
   5.25%, 10/01/24                                         $  2,000    $  2,015
Texas Southern University Revenue
  Refunding Bond Series 1998A-1 (e)
   4.75%, 11/01/17                                            1,545       1,489
Texas State Coastal Water Authority
  Contract RB (City of Houston
  Projects) (d) (e)
   5.00%, 12/15/25                                            2,000       1,953
Texas State Public Financing Authority GO
  Series 1994B
   5.75%, 10/01/14                                            1,025       1,122
University of Texas Revenue Unrefunded
  Balance RB Series 1991B
   6.75%, 08/15/13                                              680         732
                                                                       --------
                                                                         13,101
                                                                       --------
UTAH -- 2.0% (e)
Utah State HFA S/F Mortgage RB Series E-1
   5.38%, 07/01/18                                            1,880       1,897
                                                                       --------
VIRGINIA -- 2.1%
Virginia State Public Building Authority
  Public Facilities RB Series 1997A
   5.50%, 08/01/16                                            2,000       2,088
                                                                       --------
WASHINGTON -- 6.2%
King County, Washington Lease RB
  (King Street Center Project) (e)
   5.13%, 06/01/17                                            1,000       1,006
King County, Washington School
  District No. 415 GO Refunding Bonds
  Series 1993A
   5.55%, 12/01/11                                              500         547
Seattle, Washington Municipal Light &
  Power Revenue Refunding Bonds
  Series 1993
   5.40%, 05/01/08                                            2,300       2,447
Washington State Health Care Facilities
  Authority RB (Swedish Health System) (e)
   5.13%, 11/15/18                                            2,000       1,995
                                                                       --------
                                                                          5,995
                                                                       --------

                                                             Par        Value
                                                           --------    --------
WISCONSIN -- 1.1% (e)
Wisconsin State Health & Education
  Facilities Authority RB (Medical College
  of Wisconsin Project)
   5.50%, 03/01/17                                         $  1,000    $  1,050
                                                                       --------
TOTAL MUNICIPAL BONDS
  (Cost $94,903)                                                         98,237
                                                                       --------
VARIABLE RATE OBLIGATIONS -- 5.2% (b) (e)
ALASKA -- 1.0%
Valdez, Alaska Marine Terminal Revenue
  Refunding Bonds (Exxon Pipeline Co.
  Project) Series 1993C
   3.15%, 03/01/99                                            1,000       1,000
                                                                       --------
CALIFORNIA -- 1.0%
California Pollution Control Financing
  Authority RB (Shell Oil Co. Project)
  Series 1991B
   3.00%, 03/01/99                                              750         750
Irvine Ranch, California Water District
  Consolidated Revenue Refunding Bonds
  (Districts 105, 140, 240 & 290) Series 1995
   3.10%, 03/01/99                                              200         200
                                                                       --------
                                                                            950
                                                                       --------
NEW MEXICO -- 0.4%
Farmington, New Mexico Pollution Control
  Revenue Refunding Bonds (Arizona
  Public Service Co.) Series 1994A
   3.20%, 03/01/99                                              400         400
                                                                       --------
NEW YORK -- 1.9%
Long Island, New York Power Authority
  Electric System Subordinated RB
   3.20%, 03/01/99                                              800         800
New York City, New York GO Series 1993B-4
   3.30%, 03/01/99                                            1,000       1,000
                                                                       --------
                                                                          1,800
                                                                       --------
TEXAS -- 0.5%
Brazos River, Texas River Authority
  Pollution Control Revenue Refunding
  Bonds (Utilities Electric Co. Project)
  Series 1996B (e)
   3.65%, 03/01/99                                              500         500
                                                                       --------

SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (in thousands) (continued)
February 28, 1999 (Unaudited)
                                                             Par        Value
                                                           --------    --------
WYOMING -- 0.4%
Unita County, Wyoming Pollution Control
  Revenue Refunding Bonds
  (Chevron USA Inc. Project)
   3.20%, 03/01/99                                         $    400    $    400
                                                                       --------
TOTAL VARIABLE RATE OBLIGATIONS
 (Cost $5,050)                                                            5,050
                                                                       --------

                                                            Shares
                                                           --------
TEMPORARY INVESTMENTS -- 0.1% (c)
Provident Institutional Funds -
  Muni Fund Portfolio
   4.51%                                                         54          54
                                                                       --------
TOTAL TEMPORARY INVESTMENTS
  (Cost $54)                                                                 54
                                                                       --------
TOTAL INVESTMENTS -- 107.0%
  (Cost $100,007)                                                       103,341
                                                                       --------
OTHER ASSETS AND LIABILITIES-- (7.0%)
   Other assets                                                           1,910
   Liabilities                                                           (8,693)
                                                                       --------
                                                                         (6,783)
                                                                       --------
TOTAL NET ASSETS-- 100.0%                                              $ 96,558
                                                                       ========

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULES OF INVESTMENTS
For the six months ended February 28, 1999 (Unaudited)

(a)  Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c)  Interest rates represent the yield on report date.

(d) Security traded on a delayed-delivery basis. Payment and delivery is scheduled for a future time, generally within two weeks of entering into the transaction. The transaction is subject to market fluctuation and to the risk that the value may be more or less than the purchase price when the transaction was initiated. The Fund has set aside sufficient investment securities as collateral for securities purchased on a delayed-delivery basis.

(e)  Security has one or more third party credit enhancements.

PORTFOLIO ABBREVIATIONS
COP         Certificates of Participation
GO          General Obligation
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDRB        Industrial Development Revenue Bond
M/F         Multi-Family
RB          Revenue Bond
S/F         Single-Family

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
February 28, 1999 (Unaudited)

                                                         Schwab         Schwab
                                                   Short/Intermediate  Long-Term
                                                        Tax-Free       Tax-Free
                                                        Bond Fund      Bond Fund
                                                   ------------------  ---------
ASSETS
Investments, at value (Cost:$80,007,
  $100,007, respectively)                                $81,402       $103,341
Receivables:
   Interest                                                1,067          1,297
   Fund shares sold                                          423            549
Prepaid expenses                                               7             64
                                                         -------       --------
     Total assets                                         82,899        105,251
                                                         -------       --------
LIABILITIES
Payables:
   Dividends                                                  28             40
   Investments purchased                                      --          8,421
   Fund shares redeemed                                      505            167
   Investment advisory and
     administration fees                                      14             10
   Transfer agency and
     shareholder sevice fees                                  --              4
Other liabilities                                             50             51
                                                         -------       --------
     Total liabilities                                       597          8,693
                                                         -------       --------
Net assets applicable to
  outstanding shares                                     $82,302       $ 96,558
                                                         =======       ========
NET ASSETS CONSIST OF:
Paid-in-capital                                          $81,278       $ 93,138
Undistributed net investment
  income                                                       8             21
Accumulated net realized gain
  (loss) on investments sold                                (379)            65
Net unrealized appreciation
  on investments                                           1,395          3,334
                                                         -------       --------
                                                         $82,302       $ 96,558
                                                         =======       ========
PRICING OF SHARES
Outstanding shares, $0.00001 par value
  (unlimited shares authorized)                            7,983          8,835
Net asset value, offering and redemption
  price per share                                         $10.31         $10.93

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the six months ended February 28, 1999 (Unaudited)

                                                         Schwab         Schwab
                                                   Short/Intermediate  Long-Term
                                                        Tax-Free       Tax-Free
                                                        Bond Fund      Bond Fund
                                                   ------------------  ---------
Interest income                                            $1,575       $2,003
                                                           ------       ------
Expenses:
   Investment advisory and
     administration fees                                      149          167
   Transfer agency and
     shareholder service fees                                  91          102
   Custodian and portfolio
     accounting fees                                           25           28
   Registration fees                                           15           20
   Professional fees                                            8            6
   Shareholder reports                                         13           14
   Trustees' fees                                               4            3
   Insurance and other expenses                                 9           10
                                                           ------       ------
                                                              314          350
Less: expenses reduced (see Note 4)                          (136)        (151)
                                                           ------       ------
     Total expenses incurred by Fund                          178          199
                                                           ------       ------
Net investment income                                       1,397        1,804
                                                           ------       ------
Net realized gain on investments sold                          82           63
Net unrealized appreciation
  (depreciation) on investments                               241         (311)
                                                           ------       ------
   Net gain (loss) on investments                             323         (248)
                                                           ------       ------
Increase in net assets resulting
  from operations                                          $1,720       $1,556
                                                           ======       ======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)

                                                               Schwab                         Schwab
                                                         Short/Intermediate                  Long-Term
                                                         Tax-Free Bond Fund             Tax-Free Bond Fund
                                                    -----------------------------   ------------------------------
                                                       Six months         Year         Six months         Year
                                                          ended           ended           ended           ended
                                                    February 28, 1999   August 31,  February 28, 1999   August 31,
                                                       (Unaudited)        1998         (Unaudited)        1998
                                                    -----------------   ---------   -----------------   ----------
Operations:
   Net investment income                               $  1,397        $  2,341        $  1,804         $  2,651
   Net realized gain on investments sold                     82              54              63              405
   Net unrealized appreciation (depreciation)
     on investments                                         241             627            (311)           2,070
                                                       --------        --------        --------         --------
  Increase in net assets resulting from operations        1,720           3,022           1,556            5,126
                                                       --------        --------        --------         --------
Distributions:
  Dividends to shareholders from net investment income   (1,416)         (2,393)         (1,825)          (2,706)
  Distributions to shareholders
     from net realized gains                                 --              --            (395)             (25)
                                                       --------        --------        --------         --------
     Total distributions to shareholders                 (1,416)         (2,393)         (2,220)          (2,731)
                                                       --------        --------        --------         --------
Capital share transactions:
   Proceeds from shares sold                             27,144          32,802          39,066           37,753
   Net asset value of shares issued in
     reinvestment of dividends                            1,086           1,829           1,632            1,952
   Less payments for shares redeemed                    (14,513)        (21,376)        (13,401)         (18,942)
                                                       --------        --------        --------         --------
   Increase in net assets from capital
     share transactions                                  13,717          13,255          27,297           20,763
                                                       --------        --------        --------         --------
       Total increase in net assets                      14,021          13,884          26,633           23,158

Net assets:
   Beginning of period                                   68,281          54,397          69,925           46,767
                                                       --------        --------        --------         --------
   End of period (including undistributed
     net investment income of $8, $27, $21
     and $42, respectively)                            $ 82,302        $ 68,281        $ 96,558         $ 69,925
                                                       ========        ========        ========         ========
Number of Fund shares:
   Sold                                                   2,633           3,211           3,551            3,473
   Reinvested                                               106             179             149              180
   Redeemed                                              (1,408)         (2,094)         (1,217)          (1,743)
                                                       --------        --------        --------         --------
   Net increase in shares outstanding                     1,331           1,296           2,483            1,910

Shares outstanding:
    Beginning of period                                   6,652           5,356           6,352            4,442
                                                       --------        --------        --------         --------
   End of period                                          7,983           6,652           8,835            6,352
                                                       ========        ========        ========         ========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                     Schwab Short/Intermediate Tax-Free Bond Fund
                                                -----------------------------------------------------------
                                                1999 1      1998      1997       1996      1995       1994
                                                -------    -------   -------    -------   -------    ------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period          $ 10.26    $ 10.16   $ 10.04    $ 10.12    $ 9.92   $ 10.15
                                                -------    -------   -------    -------   -------    ------
From investment operations:
   Net investment income                           0.20       0.42      0.41       0.41      0.40      0.37
   Net realized andunrealized gain (loss)
      on investments                               0.05       0.10      0.12      (0.08)     0.20     (0.23)
                                                -------    -------   -------    -------   -------    ------
   Total from investment operations                0.25       0.52      0.53       0.33      0.60      0.14
Less distributions:
   Dividends from net investment income           (0.20)     (0.42)    (0.41)     (0.41)    (0.40)    (0.37)
                                                -------    -------   -------    -------   -------    ------
   Total distributions                            (0.20)     (0.42)    (0.41)     (0.41)    (0.40)    (0.37)
                                                -------    -------   -------    -------   -------    ------
NET ASSET VALUE AT END OF PERIOD                $ 10.31    $ 10.26   $ 10.16    $ 10.04   $ 10.12    $ 9.92
                                                =======    =======   =======    =======   =======    ======
Total return (%)                                   2.43**     5.17      5.40       3.32      6.23      1.42

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------
Ratio of net operating expenses
  to average net assets                            0.49*      0.49      0.49       0.49      0.49      0.48
Reductions reflected in above expense ratio        0.37*      0.36      0.47       0.41      0.40      0.43
Ratio of net investment income
  to average net assets                            3.91*      3.99      4.08       4.06      4.06      3.71
Portfolio turnover rate                               8         22        20         44        35        19
Net assets, end of period (000s)                $82,302    $68,281   $54,397    $54,132   $52,504   $63,889

1  For the six months ended February 28, 1999 (Unaudited).
*  Annualized.
** Not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                          Schwab Long-Term Tax-Free Bond Fund
                                                -----------------------------------------------------------
                                                 1999 1     1998      1997       1996      1995       1994
                                                -------    -------   -------    -------   -------    ------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:
Net asset value at beginning of period          $ 11.01    $ 10.53   $ 10.13    $ 10.16    $ 9.95   $ 10.59
                                                -------    -------   -------    -------   -------    ------
From investment operations:
   Net investment income                           0.25       0.53      0.53       0.52      0.53      0.52
   Net realized andunrealized gain (loss)
      on investments                              (0.03)      0.48      0.40      (0.03)     0.21     (0.56)
                                                -------    -------   -------    -------   -------    ------
   Total from investment operations                0.22       1.01      0.93       0.49      0.74     (0.04)
Less distributions:
   Dividends from net investment income           (0.25)     (0.53)    (0.53)     (0.52)    (0.53)    (0.52)
   Distributions from net realized gain
      on investments                              (0.05)        --        --         --        --     (0.08)
                                                -------    -------   -------    -------   -------    ------
   Total distributions                            (0.30)     (0.53)    (0.53)     (0.52)    (0.53)    (0.60)
                                                -------    -------   -------    -------   -------    ------
NET ASSET VALUE AT END OF PERIOD                $ 10.93    $ 11.01   $ 10.53    $ 10.13   $ 10.16    $ 9.95
                                                =======    =======   =======    =======   =======    ======
Total return (%)                                   1.96**     9.81      9.36       4.87      7.76     (0.42)

RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------
Ratio of net operating expenses
  to average net assets                            0.49*      0.49      0.49       0.49      0.54      0.51
Reductions reflected in above expense ratio        0.37*      0.37      0.53       0.45      0.39      0.48
Ratio of net investment income
  to average net assets                            4.50*      4.76      5.09       5.06      5.40      5.05
Portfolio turnover rate                               4         39        61         50        70        62
Net assets, end of period (000s)                $96,558    $69,925   $46,767    $43,672   $41,413   $43,975

1  For the six months ended February 28, 1999 (Unaudited).
*  Annualized.
** Not annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the six months ended February 28, 1999 (Unaudited)
(All dollar amounts are in thousands unless otherwise noted)

1.  DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund (the "Funds") are series of Schwab Investments (the "Trust"), a no load, open-end, investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the Funds, the Trust also offers the Schwab 1000
Fund(REGISTRATION MARK), Schwab Short-Term Bond Market Index Fund, Schwab Total Bond Market Index Fund, Schwab California Short/Intermediate Tax-Free Bond Fund and Schwab California Long-Term Tax-Free Bond Fund. The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of original issue discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date payable annually.

EXPENSES -- Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each Fund is considered a separate entity for tax purposes.

Net unrealized appreciation (depreciation) at February 28, 1999, (for financial reporting and federal income tax purposes) was as follows:

                                     Net unrealized   Appreciated    Depreciated
                                     appreciation     securities     securities
                                    --------------    -----------    -----------
     Schwab Short/Intermediate
       Tax-Free Bond Fund               $1,395           $1,413         $ (18)
     Schwab Long-Term Tax-Free
       Bond Fund                        $3,334           $3,488         $(154)

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1998, the unused capital loss carryforwards, for federal income tax purposes, were as follows:

                                                     Schwab Short/Intermediate
                                                        Tax-Free Bond Fund
                                                     -------------------------
         Expiring in:
         08/31/03                                              $190
         08/31/04                                               296
                                                               ----
              Total capital loss carryforwards                 $486
                                                               ====

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "Investment Adviser"). For advisory services and facilities furnished, the Funds each pay an annual fee, payable monthly, of 0.41% of each Fund's average daily net assets. The Investment Adviser has reduced a portion of its fee for the six months ended February 28, 1999 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each Fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the Investment Adviser and/or Schwab. During the six months ended February 28, 1999, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the the act, as amended. The Funds incurred fees aggregating $7 related to the Trust's unaffiliated trustees.

INTERFUND TRANSACTIONS -- During the six months ended February 28, 1999, the Funds engaged in purchase and sale transactions with funds that have a common investment adviser, common trustees, and common officers. These transactions, made at current market value pursuant to Rule 17a-7 under the Act, aggregated $20,000 and $33,790 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT ADVISER AND SCHWAB

The Investment Adviser and Schwab guarantee that, through at least October 31, 1999, each Fund's total operating expenses will not exceed 0.49% of the Fund's average daily net assets after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes.

During the six months ended February 28, 1999, the total of such fees reduced by the Investment Adviser was $136 for the Schwab Short/Intermediate Tax-Free Bond Fund, and $151 for the Schwab Long-Term Tax-Free Bond Fund.

5.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the six months ended February 28, 1999, were as follows:

                               Schwab Short/Intermediate     Schwab Long-Term
                                   Tax-Free Bond Fund       Tax-Free Bond Fund
                               -------------------------    ------------------
   Purchases                             $17,474                 $40,836
   Proceeds of sales
     and maturities                      $ 5,324                 $ 2,940

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWAB FUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds-Registered Trademark- at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income consistent with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments.-Registered Trademark-

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

                     SCHWAB FUNDS

                        [LOGO]

  INVESTMENT ADVISER
  Charles Schwab Investment Management, Inc.
  P.O. Box 7575, San Francisco, CA 94120-7575

  DISTRIBUTOR
  Charles Schwab & Co., Inc.
  101 Montgomery Street, San Francisco, CA 94104

  This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

  -C- 1999 Charles Schwab & Co., Inc. All rights reserved.

  Member SIPC/NYSE.

  Printed on recycled paper. (0099-1495) MKT3482-1 (4/99)